Treasury Shares	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Treasury Shares

21. Treasury shares

On November 11, 2017, the Board of Directors of the Company authorized a share repurchase program (“Share Repurchase Program”), pursuant to which the Company was authorized to repurchase its own issued and outstanding American depositary shares (“ADSs”) up to an aggregate value of US$100 million from the open market, in negotiated transactions off the market, or through other legally permissible means in accordance with applicable securities laws from time to time.

On November 25, 2017, the Board of Directors of the Company authorized an amendment to the Share Repurchase Program by increasing the maximum amount from US$100 million to US$300 million. As of December 31, 2017, the Company had repurchased under the Share Repurchase Program an aggregate of 4,537,115 ADSs, representing 4,537,115 Class A ordinary shares, at an average price of $14.03 per ADS, for US$63,658,143 (RMB 421,164,802).

On December 13, 2018, the Board of Directors of the Company authorized another share repurchase program, pursuant to which the Company was authorized to repurchase its own issued and outstanding ADS up to an aggregate value of US$300 million from the open market, in negotiated transactions off the market, or through other legally permissible means in accordance with applicable securities laws from time to time.

As of December 31, 2018, the Company repurchased an aggregate of 37,774,874 ADSs, representing 37,774,874 Class A ordinary shares under the Share Repurchase Program, at an average price of $7.24 per ADS, for US$ 273,577,191 (RMB 1,831,387,268). As of December 31, 2018, 27,302,698 shares were cancelled. The remaining balance of treasury shares represents 10,472,176 Class A ordinary shares, at an average price of $5.01 per ADS, for US$ 52,423,156 (RMB 362,130,324). These shares were recorded at their purchase cost on the consolidated balance sheets and have not been canceled as of December 31, 2018.